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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2001

                           Prometheus Income Partners,
                        a California Limited Partnership
             (Exact name of registrant as specified in its charter)


           California                   000-16950            77-0082138
(State or other jurisdiction of        (Commission          (IRS Employer
 incorporation or organization)        File Number)       Identification No.)


350 Bridge Parkway, Redwood, California                        94065-1517
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:          (650) 596-5300


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 4.        Changes in Registrant's Certifying Accountant.

The sole director in a Consent to Action Without Meeting of the Board of Directors of Prometheus Development Co., Inc., as General Partner of Prometheus Income Partners, a California limited partnership (the "Company"), dated February 26, 2001, approved the engagement of Ernst & Young, LLP as its independent auditors for the calendar year ending December 31, 2000 to replace the firm of Arthur Andersen, LLP, who were dismissed as auditors of the Company.

The reports of Arthur Andersen, LLP on the Company's financial statements for the past two calendar years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1998 and 1999, and in the subsequent interim period, there were no disagreements with Arthur Andersen, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen, LLP would have caused Arthur Andersen, LLP to make reference to the matter in their report.

There are not "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

In accordance with the rules of the Securities and Exchange Commission, the Company provided Arthur Andersen, LLP a copy of the disclosures made under this
Item 4 and requested Arthur Andersen, LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Arthur Andersen, LLP agrees with the above statements as set forth in a letter dated February 26, 2001. Such letter is attached as Exhibit 16.1.

Further, the Company has not consulted with Ernst & Young, LLP, during the two years ended December 31, 2000, and during the subsequent period to the date hereof, on either the application of accounting principles or the type of opinion Ernst & Young, LLP might issue on the Company's financial statements.



Item 7.        Financial Statements and Exhibits



            (C)   EXHIBITS



               16.1  Letter from Arthur Andersen LLP dated March 5, 2001





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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Prometheus Income Partners,
                                            a California Limited Partnership
                                                   (Registrant)


Date: March 5, 2001              By:  /s/ John J. Murphy
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                                       John J. Murphy,
                                       Vice President






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                                INDEX TO EXHIBITS

Exhibit Number                        Description
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      16.1                          Letter from Arthur Andersen LLP dated March
                                    5, 2001